SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) June 8, 2004



                       Southern Connecticut Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)



     Connecticut                          0-49784                06-1609692
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(State or Other Jurisdiction    (Commission File Number)          (IRS Employer
 of Incorporation)                                           Identification No.)



215 Church Street, New Haven, CT                    06510
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(Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code (203) 782-1100



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Required FD Disclosure.

         Attached as Exhibit 99.1 is a press release issued by Southern Connecticut Bancorp, Inc. ("Bancorp") disclosing that on June 4, 2004, Bancorp filed an Amendment No. 2 to Form SB-2 with the Securities and Exchange Commission for a proposed public offering of up to 1,500,000 shares of its common stock, plus up to 225,000 shares of common stock if the underwriters exercise their option to purchase such shares to cover over-allotments.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         There are no financial statements or pro forma financial information filed as part of this Form 8-K.

         The press release issued by Bancorp on June 8, 2004 announcing Bancorp's filing of Amendment No.2 to Form SB-2 Registration Statement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Bancorp, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SOUTHERN CONNECTICUT BANCORP, INC.




                                  By: /s/ Michael M. Ciaburri
                                      -----------------------------------
                                  Name: Michael M. Ciaburri
                                  Title: Director, President & Chief Operating Officer



Date:  June 8, 2004
















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